                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2004
                                                        ------------------

                               Clarus Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-24277                58-1972600
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification  No.)

       One Landmark Square, 22nd Floor Stamford CT                   06901
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: 203-428-2000
                                                   -------------

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On September 20, 2004, the Company announced that it received a notice from the staff of The Nasdaq Stock Market dated September 20, 2004, that, pursuant to the
Company's request, the Nasdaq Listing Qualifications Panel (the "Panel") decided to permit the Company's common stock to remain listed on the Nasdaq National
Market through September 30, 2004, and, provided the Company meets certain conditions set forth in the Panel's decision, until November 10, 2004. As previously disclosed, the Panel had determined that, based upon discretionary authority granted by Nasdaq Marketplace Rules 4300 and 4330(a)(3), the Company's
securities would be delisted on September 8, 2004, unless, among other requirements, on or before September 8, 2004, the Company submitted to Nasdaq a copy of a definitive agreement for the acquisition of an operating entity and consummation of the acquisition on or before September 15, 2004. In response, the Company formally requested that the Panel extend those dates to enable the
Company to negotiate and complete a transaction in an appropriate time frame.
After reviewing the Company's request, the Panel has determined to extend the deadlines allowing the Company's securities to remain listed on Nasdaq provided that, among other requirements, on or before September 30, 2004, the Company submits to Nasdaq a copy of a definitive agreement for the acquisition of an operating entity and on or before November 10, 2004, consummates the acquisition. Additional information concerning this matter is set forth in the
Company's September 20, 2004 press release, a copy of which is attached as
Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are included pursuant to Item 601 of
    Regulation S-K:

         Exhibit 99.1  Press Release dated September 20, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CLARUS CORPORATION

Date: September 22, 2004                    By: /s/ Nigel P. Ekern
                                                ------------------------
                                                  Nigel P. Ekern
                                                  Chief Administrative Officer

                                  EXHIBIT INDEX

         Number                      Exhibit
         ------                      -------

         Exhibit 99.1                Press Release dated September 20, 2004